Supplement Dated January 29, 2013 to the Annual Information Product Notice

Effective immediately, the below changes are made:

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

The Hartford Funds Management Company, LLC (“HFMC”) will replace HL Investment Advisors, LLC (“HL Advisors”) as the Funds’ Investment Advisor. Under the “The Funds” section of the Annual Product Information Notice, HL Advisors is deleted from the table and replaced with HFMC for the following funds:

Hartford Balanced HLS Fund	Hartford International Opportunities Fund
Hartford Capital Appreciation HLS Fund	Hartford MidCap Value HLS Fund
Hartford Disciplined Equity HLS Fund	Hartford Money Market HLS Fund
Hartford Dividend and Growth HLS Fund	Hartford Small Company HLS Fund
Hartford Global Research HLS Fund	Hartford Stock HLS Fund
Hartford Global Growth HLS Fund	Hartford Total Return Bond HLS Fund
Hartford Growth Opportunities HLS Fund	Hartford U.S. Government Securities Fund
Hartford High Yield HLS Fund	Hartford Value HLS Fund
Hartford Index HLS Fund

Franklin Templeton Income Securities Fund

Templeton Investment Counsel, LLC (Investment Counsel) is added as a Sub-Advisor to the Franklin Templeton Income Securities Fund. Under the “The Funds” section of the Annual Product Information Notice, the information for the Franklin Templeton Income Securities Fund is deleted and replaced with:

Funding Option	Investment Objective Summary	Investment Advisor/Sub- Advisor
Franklin Templeton Variable Insurance Products Trust
Franklin Templeton Income Securities Fund – Class I	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal.	Franklin Advisers, Inc. Sub-advised by Templeton Investment Counsel, LLC

This supplement should be retained with the Annual Product Information Notice for future reference.

HV-7605-13